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[LOGO]                                                     FOR IMMEDIATE RELEASE

                    Tellium Announces Business Restructuring


..    Company to reduce employee headcount by approximately 200 people by end of quarter -- reduction from 534 at end of March

..    Company expects restructuring charges to be approximately $7 to $10 million in the June quarter related to the workforce reduction

..    Company expects to write off non-cash charges related to asset impairments of up to $165 million

..    Company to announce option exchange program for remaining employees


OCEANPORT, N.J., June 24, 2002 - Tellium, Inc. (Nasdaq: TELM), today announced a business restructuring that will result in a workforce reduction of approximately 200 employees by the end of the month. The continued deteriorating conditions in the telecommunications industry have contributed to the company's inability to secure additional customers and have caused customers' purchases to decline. The company has elected to take the necessary steps to better align ongoing operating costs with industry conditions, which will impact product development efforts and potentially customer contracts. The business restructure will result in a one time restructuring charge of approximately seven million to ten million dollars in the June quarter associated with the workforce reduction. The company expects ongoing quarterly operating costs to be reduced by five million to seven million dollars as a result of the workforce reduction.

In addition, as a result of the same industry conditions, the company is reviewing the current carrying value of certain assets on its balance sheet, including goodwill, intangible assets, deferred warrant charges and inventory related changes. The preliminary results of an independent valuation analysis combined with the company's in-depth analysis reflect the

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p.2/Tellium Announces Business Restructuring

potential write off of up to $165 million in non-cash charges related to these assets.

"In these turbulent times, we feel it is important to demonstrate to our shareholders and our business partners our commitment to manage our business for the long term - for stability, then growth and a return to profitably. Our actions today will significantly lower our operating costs, and provide a strong financial foundation upon which we can better serve our customers," said Harry Carr, chairman of the board and chief executive officer of Tellium. "While these changes are difficult for the members of the Tellium family, we firmly believe they will enable us to manage our business during this unprecedented period of uncertainty and allow us to maintain our leadership position in the industry."

The company also announced an option exchange program for its remaining employees. The company expects the option exchange and any write down of its non-cash charges related to deferred compensation to take place in the third quarter.

The company also announced that they will provide updated guidance for their second quarter results later this week.

About Tellium
Tellium delivers high-speed, high-capacity, intelligent core optical solutions that empower service providers around the world to create, run, control and optimize their networks. First in the world to provide in-service, intelligent optical switches, Tellium's Aurora Optical Switch/TM/ family and the StarNet Software Suite/TM/ together offer service providers a simple and cost-effective migration path to the next-generation public networks.

For more information, visit Tellium's web site at www.tellium.com, or contact:

Investors
Jenniffer Collins
Tel: +1 732-483-3112
Email: jcollins@tellium.com

Media
Mike Deshaies
Tel: +1 732-923-4160
Email: mdeshaies@tellium.com
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p.3/Tellium Announces Business Restructuring

     This press release is neither an offer to purchase nor a solicitation of an offer to sell securities of Tellium. Tellium has not yet commenced the option exchange program described in this communication. Upon commencement of the program, Tellium will file with the Securities and Exchange Commission a Schedule, TO and related exhibits and documents. Eligible employees of Tellium who are option holders are strongly encouraged and advised to read the Schedule TO and related exhibits and documents when these documents become available, because they will contain important information about the offer. The Schedule TO and related exhibits will be avail able for free at the Securities and Exchange Commission's website at http://www.sec.gov and will be delivered without charge to all eligible employees of Tellium. We strongly urge you to read all of these materials carefully and understand the risks before making your decision to participate in the option exchange program. We also strongly encourage you to consult your own tax and financial advisors before making any decision about the program.

     Certain matters discussed in this press release are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on current expectations, forecasts and assumptions of the Company that involve risks and uncertainties. Forward-looking statements in this release include, but are not 1imited to, Tellium's projected revenue, cash position, financial condition, the amount of restructuring charges, the amount of potential write off in non-cash charges, reduction in operating costs, ability to manage business profitably, ability to meet the challenges of the telecommunications market, ability to attract customers, ability to secure customer purchases, ability to maintain leadership position in the industry, ability to deliver better, faster and more cost-effective products to the marketplace, and all other statements that are not purely historical. These forward-looking statements involve risks and uncertainties which could cause actual results to differ materially including, without limitation, the risk that
(1) we continue to incur significant losses in the future; (2) our limited operating history makes forecasting our future revenues and operating results difficult, which impairs our ability to manage our business; (3) we generate substantially all of our revenue from a limited number of customers; (4) we will not attract new customers; (5) customers fail to place expected orders for our products; (6) we are unable to reach commercially-acceptable contract terms with new customers; (7) our revenues and operating results vary significantly from quarter to quarter, causing the price of our common stock to decline; (8) the selling prices of our products declines; (9) significant non-cash charges will affect our future operating results, causing the price of our common stock to decline; (10) general economic conditions or conditions within our industry continue to worsen or improve more slowly than we expect; (11) we experience volatility in our stock price; (12) errors or defects in our products are found only after full deployment in a customer's network; (13) our products are unable to operate within customer networks; (14) our products fail to meet contract specifications or industry standards that may emerge; (15) the optical switching market fails to develop as we expect; (16) we fail to develop new and enhanced products; (17) we are unable to increase market awareness and sales of our products; (18) we are unable to comply with government regulation; and (19) industry conditions and our workforce reductions could impact product development and existing customer contracts.

     These and other factors and other risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission, particularly the "Risk Factors" section of our annual and quarterly reports. The forward-looking statements in this press release are only made as of this date, and the Company assumes no obligation to update the information included in this press release, whether as a result of new information, future events or otherwise.

     Tellium, the Tellium logo, "Smarter, Faster Optical Networks", Aurora Optical Switch, StarNet Software Suite, and others are trademarks or registered trademarks of Tellium, Inc. in the United States and/or other countries. Other marks are the properties of their respective owners.


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